CLECO CORPORATION
December 6-9, 2011
Exhibit 99.2

Forward-Looking Statements

This presentation contains forward-looking statements about future results and circumstances, including, without limitation, statements regarding future earnings, capital expenditures, project completion dates, future dividends and total shareholder return, with respect to which there are many risks and uncertainties. Although the company believes that expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurances that these expectations will prove to be correct or that other benefits anticipated in the forward-looking statements will be achieved. For a discussion of risk factors and other factors that may cause the company’s actual results to differ materially from those contemplated in its forward-looking statements, please refer to the company’s filings with the Securities and Exchange Commission, including its 2010 Annual Report on Form 10-K and 2011 Quarterly
Reports on Form 10-Q.

Shreveport
Monroe
Pineville
Baton Rouge
Lake Charles
Lafayette
New Orleans

CLECO

2011 EPS Guidance	2012 EPS Guidance	Assets (9/30/11)	LT Debt (9/30/11)	Credit Rating
•$2.42 - $2.48*	•$2.34 - $2.44*	•$4.07 billion	•$1.38 billion	•BBB- •Baa3

Cleco Power

2011 Peak Demand	Owned Generation	Customers	Customers	Credit Rating
•2,355 MW	•2,572 MW	•279,000 retail	•98,000 served at wholesale	•BBB •Baa2

Cleco Midstream

Owned Generation	Tolled Capacity
•775 MW	•775 MW

Who is Cleco?
Corporate structure/location

SERVICE TERRITORY
REGULATED
GENERATION
WHOLESALE
GENERATION
Dolet Hills
Brame Energy Center
Nesbitt Unit 1
Rodemacher Unit 2
Madison Unit 3
Coughlin
Units 6 & 7
Acadia
Unit 1
Teche
Units 1 - 4
Retail Formula Rate Plan
 Effective 2010 -2014
 Target ROE of 10.7%; 51% Equity
  Up to 11.3% ROE before customer sharing
  11.7% maximum for retail
 Riders to include large projects in rate base and rates
* Operational earnings
guidance as of 12/6/11.

Who is Cleco?
Proven Management Team

Bruce Williamson - President & Chief Executive Officer
 30 years in the energy/utility business, ½ year with Cleco
George Bausewine - Chief Operating Officer of Cleco Power
 26 years with Cleco
Darren Olagues - Senior VP & Chief Financial Officer
 17 years in the energy/utility business, 4 years with Cleco
Russell Davis - Senior VP of External Relations & Information Technology
 29 years in the utility business, 12 years with Cleco
Jeff Hall - Senior VP of Governmental Affairs & Chief Diversity Officer
 31 years with Cleco
Wade Hoefling - Senior VP and General Counsel
 30 years in the energy/utility business, 5 years with Cleco
Judy Miller - Senior VP of Corporate Services & Internal Audit
 27 years with Cleco

Who is Cleco?
Generation fleet: much of the hard work is behind us
Plant	MW	Original COD	Fuel
Madison 3	600	2010	Petcoke, Illinois basin coal, biomass capable
Acadia 1	580	2002	Natural Gas
Dolet Hills	650*	1986	Lignite
Rodemacher 2	523**	1982	Powder River Basin coal
Nesbitt 1	440	1975	Natural Gas
Teche 1/2/3/4	463	1953/56/71/2011	Natural Gas
* Cleco owns 325 MW or
50% of the 650-MW unit
** Cleco owns 157 MW or
30% of the 523-MW unit
Plant	MW	Heat Rate	COD	Fuel
Coughlin Unit 6	264	7360	2000	Natural Gas
Coughlin Unit 7	511	7400	2000	Natural Gas
Madison Unit 3
600-MW solid fuel circulating fluidized-bed unit
Placed in service Feb 2010 at cost of $1 billion
State-of-the-art environmental controls
Acadia Unit 1
580-MW CCGT
Acquired in Feb 2010
$304 million cost/$526 kW
• Last merchant combined-cycle plant in La.
• Ready to serve the growing needs of
 regulated utilities, municipalities and
 cooperatives

RFP for 3 or 5 years
beginning May 2012
Up to 750 MWs
Long-Term RFP
Closely coordinated with winning
resources from
Phase I RFP
Up to 750 MWs
• RFP issued: Oct. 21, 2011
• Bids due: Nov. 17, 2011
• Anticipated winner notification: Dec. 21, 2011
• Anticipate issuing RFP in early 2012
• Bids will be compared to full
 environmental retrofits at existing facilities

Phase I
Phase II
Who is Cleco?
Unique position in the face of changing environmental compliance
Plans to address short- and long-term environmental
compliance needs up to 750 MW through RFPs
Coughlin -
 • Coming off toll at 1/1/12 coincident with CSAPR effective date
 • Increasing value as environmental regulations tighten

Value Driver
Ongoing reliability/cost containment investments

Acadiana Load Pocket Transmission Project
• Relieves constraints in south Louisiana service territory
• 90 miles of new transmission infrastructure
• Allows for more efficient dispatch of generation
• Estimated total cost of $250 million (Cleco estimate $125 million)
• Cleco has expended approximately $86 million through Sep 30, 2011
• Included in rate base and rates through the Formula Rate Plan
• 81% complete; final expected in service 2012
Advanced Metering Infrastructure Project
• Replaces all existing meters with electronic meters
• Provides better information for customers and company
• Enhanced outage detection and operational gains
• $73 million total estimated costs less $20 million D.O.E. grant
• Expected project completion - 2013

Dividend on an annual basis $1.00 per share

11.1% increase

→

Dividend on an annual basis $1.12 per share

12.0% increase

→

Dividend on an annual basis $1.25 per share

11.6% increase

Original 2011 earnings guidance: $2.25 - $2.35

→

2nd quarter revised earnings guidance: $2.30 - $2.40

→

3rd quarter revised earnings guidance: $2.40 - $2.47

→

December revised earnings guidance: $2.42 - $2.48*

CLECO

Value Driver
Commitment to shareholder value
Feb 24,
2011
Aug 3, 2011
Nov 2, 2011
May 2010
May 2011
Nov 2011
• Dividend has increased 38.9% since Feb 2010
• Commitment to produce total shareholder return of 8%-10% annually through 2014
• Long-term dividend payout target of 50%-60% of sustainable earnings
Earnings
Dividends
* Operational earnings guidance as of 12/6/11.
Dec 6, 2011

Original 2011 earnings guidance: $2.25 - $2.35

2012 Guidance

$2.34 - $2.44*

Value Driver
2012 - Earnings Guidance
* Operational earnings guidance as of 12/6/11.
Initial 2011 guidance (assuming normal weather) was $2.25 - $2.35; Approx $0.14 of revenue EPS, related to favorable weather, in 2011 earnings through Sep 30, 2011
2011	2012	Original Earnings Guidance Assumption
		Normal weather
		No earnings contribution from Midstream
NA		No impact included for Cleco Power intermediate-term RFP; results will be made public in late January 2012
		Excludes adjustments related to life insurance policies
31.4%	29.9%	Effective tax rate
Initial guidance
for 2012 is on
average 4%
higher than
initial guidance
for 2011

Value Driver
2012 - Capital Expenditures (excluding AFUDC)

($ millions)	2012	2012 - 2016
Routine/Maintenance	117.5	502.1
Rate Base Expansion
Discretionary
Acadiana Load Pocket	25.6	25.6
Automated Metering Infrastructure	34.1	45.4
Acadia Pipeline	8.1	8.1
Total Discretionary	67.8	79.1
Environmental
Utility MACT Rule Compliance	21.5	105.9
CSAPR Compliance	9.4	9.4
Total Environmental	30.9	115.3
Total Rate Base Expansion	98.7	194.4
Cleco Power Total	216.2	696.5
Midstream	5.2	24.2
Cleco Consolidated Total	221.4	720.7
• Routine CAPEX runs approx $100 million per
year

• Acadiana Load Pocket transmission project is in
its final year of construction in 2012

• AMI project is approx $53 million net of the
DOE grant of $20 million
• Acadia Pipeline will interconnect the Acadia
Power Station with the Pine Prairie gas storage
site - approx $2 million will be expended in 2011
• Utility MACT Rule Compliance expenditures
will be over a three-year period of 2012 - 2014
• CSAPR Compliance will have approx $5.2
million expended in 2011

Rate Base
$1,126 million
Madison 3
$1,000 million
Acadia 1
$304 million
ALP Transmission
$125 million
AMI Meters
$53 million
Environ-mental
$120 million
Rate Base Growth

Cleco provides a platform for creating value today and in the future

Value Driver
Financial strength

2013
2012
•All debt at the holding company retired in 2011
• Revolving credit facilities increased $50 million to $550 million
 • Interest rate lowered
 • Term increased to 5 years
• Liquidity of $658 million at Sep 30, 2011 - Ability to fund growth initiatives
• Free Cash Flow1 = approx $70 million - $100 million after
payment of dividends
2011 - 14
1 Free Cash Flow defined as Operating Cash Flow less Routine/Maintenance CAPEX less Dividends
Major CAPEX Rate Base Additions